Exhibit 10(b)

                      CERTIFICATION PURSUANT TO SECTION 302
                        OF THE SARBANES-OXLEY ACT OF 2002

I, Sean P. Driscoll, certify that:

1. I have reviewed this report on Form N-CSR of Citizens Funds;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.


Date:  March 6, 2003                    By: /s/ Sean P. Driscoll
                                           -------------------------------------
                                           Sean P. Driscoll
                                           Treasurer


                      CERTIFICATION PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

I, Sean P. Driscoll, certify that:

1. This report on Form N-CSR of Citizens Funds (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.


Date:  March 6, 2003                    By: /s/ Sean P. Driscoll
                                           -------------------------------------
                                           Sean P. Driscoll
                                           Treasurer

                                                                   Exhibit 10(b)

                      CERTIFICATION PURSUANT TO SECTION 302
                        OF THE SARBANES-OXLEY ACT OF 2002

I, Sophia Collier, certify that:

1. I have reviewed this report on Form N-CSR of Citizens Funds;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.


Date:  March 6, 2003                    By: /s/ Sophia Collier
                                           -------------------------------------
                                           Sophia Collier
                                           President


                      CERTIFICATION PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

I, Sophia Collier, certify that:

1. This report on Form N-CSR of Citizens Funds (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.


Date:  March 6, 2003                    By: /s/ Sophia Collier
                                           -------------------------------------
                                           Sophia Collier
                                           President